Exhibit 99.1
James Cacioppo Acquires Additional Securities of Jushi Holdings Inc.
BOCA RATON, Florida, February 26, 2025 – James Cacioppo, Chief Executive Officer, Chairman, and Founder of Jushi Holdings Inc. (the "Company"), announced today that, on February 25, 2025, he acquired a warrant (the "Warrant") to purchase subordinate voting shares of the Company (the "Subordinate Voting Shares") pursuant to a private offering (the "Offering") of the Company consisting of the issuance of a US$3,719,000 12% second lien promissory note due 2026 and the Warrant. The Warrant entitles Mr. Cacioppo to acquire the number of Subordinate Voting Shares equal to US$2,789,250 divided by the Purchase Price (as defined below). The Warrant is exercisable from the date the Purchase Price is determined until 5:00 p.m. (Eastern Time) on February 25, 2030 at a price per Subordinate Voting Share (the "Purchase Price") equal to a fifty percent (50%) premium to the volume weighted average price of the Subordinate Voting Shares on the nationally recognized securities exchange in the United States or Canada (including the Canadian Securities Exchange) (the “Trading Market”) on which the Subordinate Voting Shares are then listed or quoted (as reported by Bloomberg) over the trailing twenty (20) trading day period ending on the second business day following the Company's public filing of its Annual Report on Form 10-K for the year ended December 31, 2024, and calculated to the extent the Trading Market on which the Subordinate Voting Shares are then listed or quoted as reported by Bloomberg is a Canadian Trading Market, in Canadian dollars and converted to United States dollars each day at the exchange rate applicable on that day published by the Bank of Canada, provided that in no event shall the Purchase Price be lower than US$0.45 or greater than US$0.50.
Prior to the completion of the Offering, Mr. Cacioppo and his affiliated entities held an aggregate of 11,918,465 Subordinate Voting Shares, 9,755,232 options to acquire Subordinate Voting Shares and 18,524,301 warrants to acquire Subordinate Voting Shares, representing in the aggregate, on an as-converted basis, approximately 17.87% of the Subordinate Voting Shares that are issued and outstanding (calculated in accordance with National Instrument 62-104 – Take-Over Bids and Issuer Bids ("NI 62-104") and on a non-diluted basis). Following completion of the Offering, Mr. Cacioppo and his affiliated entities hold an aggregate of 11,918,465 Subordinate Voting Shares, 9,755,232 options to acquire Subordinate Voting Shares and warrants to acquire Subordinate Voting Shares, including the Warrant, representing in the aggregate, on an as-converted basis, between approximately 19.85% (in the event the Purchase Price under the Warrant is US$0.50) and 19.99% (in the event the Purchase Price under the Warrant is US$0.45) of the Subordinate Voting Shares that are issued and outstanding following the completion of the Offering (calculated in accordance with NI 62-104 and on a non-diluted basis).
This press release is issued pursuant to National Instrument 62-103 – The Early Warning System and Related Take-Over Bid and Insider Reporting Issues, which requires a report to be filed on SEDAR+ (www.sedarplus.ca) containing additional information with respect to the foregoing matters. A copy of this report may be obtained by contacting Investor Relations, Jushi Holdings Inc., investors@jushico.com.
About Jushi Holdings Inc.

We are a vertically integrated cannabis company led by an industry-leading management team. Jushi is focused on building a multi-state portfolio of branded cannabis assets through opportunistic acquisitions, distressed workouts, and competitive applications. Jushi strives to maximize shareholder value while delivering high-quality products across all levels of the cannabis ecosystem. For more information, visit jushico.com or our social media channels, Instagram, Facebook, X, and LinkedIn.

Forward-Looking Information and Statements

This press release may contain “forward-looking statements” and “forward‐looking information” within the meaning of applicable securities laws, including Canadian securities legislation and United States (“U.S.”) securities legislation (collectively, “forward-looking information”) which are based upon the Company’s current internal expectations, estimates, projections, assumptions and beliefs. All information, other than statements of historical facts, included in this report that address activities, events or developments that Jushi expects or anticipates will or may occur in the future constitutes forward‐looking information. Forward‐looking information is often identified by the words, “may”, “would”, “could”, “should”, “will”, “intend”, “plan”,

“anticipate”, “believe”, “estimate”, “expect” or similar expressions and includes, among others, information regarding: financial information, liquidity position and outlook, including with respect to anticipation of any future availability of funds under factored or retained ERC claims, future business strategy, competitive strengths, goals, expansion and growth of Jushi’s business, operations and plans, including new revenue streams, roll out of new operations, the implementation by Jushi of certain product lines, implementation of certain research and development, the application for additional licenses and the grant of licenses that will be or have been applied for, the expansion or construction of certain facilities, the reduction in the number of our employees, the expansion into additional U.S. markets, any potential future legalization of adult use and/or medical marijuana under U.S. federal law; the expectation of repayment of debt to de-lever our balance sheet; expectations of market size and growth in the U.S. and the states in which Jushi operates; expectations for other economic, business, regulatory and/or competitive factors related to Jushi or the cannabis industry generally; and other events or conditions that may occur in the future.

Readers are cautioned that forward‐looking information is not based on historical facts but instead is based on reasonable assumptions and estimates of the management of Jushi at the time they were provided or made and such information involves known and unknown risks, uncertainties, including our ability to continue as a going concern, and other factors that may cause the actual results, level of activity, performance or achievements of Jushi, as applicable, to be materially different from any future results, performance or achievements expressed or implied by such forward‐looking information. Such factors include, among others: risks relating to U.S. regulatory landscape and enforcement related to cannabis, including political risks; risks relating to anti‐money laundering laws and regulation; other governmental and environmental regulation; public opinion and perception of the cannabis industry; risks related to the economy generally; risks related to inflation, the rising cost of capital, and stock market instability; risks relating to pandemics and forces of nature; risks related to contracts with third party service providers; risks related to the enforceability of contracts; the limited operating history of Jushi; Jushi's history of operating losses and negative operating cash flows; reliance on the expertise and judgment of senior management of Jushi; risks inherent in an agricultural business; risks related to co‐investment with parties with different interests to Jushi; risks related to proprietary intellectual property and potential infringement by third parties; risks relating to the management of growth; costs associated with Jushi being a publicly-traded company and a U.S. and Canadian filer; increasing competition in the industry; risks associated with cannabis products manufactured for human consumption including potential product recalls; reliance on key inputs, suppliers and skilled labor; reliance on manufacturers and contractors; risks of supply shortages or supply chain disruptions; cybersecurity risks; constraints on marketing products; fraudulent activity by employees, contractors and consultants; tax and insurance related risks; risk of litigation; conflicts of interest; risks relating to certain remedies being limited and the difficulty of enforcing judgments and effecting service outside of Canada; risks related to completed, pending or future acquisitions or dispositions, including potential future impairment of goodwill or intangibles acquired and/or post-closing disputes; sales of a significant amount of shares by existing shareholders; the limited market for securities of the Company; risks related to the continued performance of existing operations in California, Illinois, Massachusetts, Nevada, Ohio, Pennsylvania, and Virginia; risks related to the anticipated openings of additional dispensaries or relocation of existing dispensaries; risks relating to the expansion and optimization of the grower-processor in Pennsylvania, the vertically integrated facilities in Virginia and Massachusetts and the facility in Nevada; risks related to opening new facilities, which is subject to licensing approval; limited research and data relating to cannabis; risks related to challenges from governmental authorities of positions the Company has taken with respect to tax credits; and risks related to the Company’s critical accounting policies and estimates; and these and other risks identified under the “Risk Factors,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Business” sections of our most recent Annual Report on Form 10-K and otherwise identified from time to time in our reports and other filings with the U.S. Securities and Exchange Commission and Canadian securities regulators.
Although Jushi has attempted to identify important factors that could cause actual results to differ materially, there may be other factors that cause results not to be as anticipated, estimated or intended. There can be no assurance that such forward‐looking information will prove to be accurate as actual results and future events could differ materially from those anticipated in such information. Accordingly, readers should not place undue reliance on the forward‐looking information contained in this press release or other forward-looking statements made by Jushi. Forward‐looking information is provided and made as of the date of this press release and Jushi does not undertake any obligation to revise or update any forward‐looking information or statements other than as required by applicable law.

Unless the context requires otherwise, references in this press release to “Jushi,” “Company,” “we,” “us” and “our” refer to Jushi Holdings Inc. and our subsidiaries.
For further information, please contact:

Investor Relations
561-617-9100
Investors@jushico.com